UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 5, 2012

ENGlobal Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   281-878-1000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On November 10, 2011, the Company issued a press release announcing results for the three and nine months ended September 30, 2011 (the “Earnings Release”) in Item 2.02 of a current report on Form 8-K filed as Exhibit 99.1 on November 15, 2011. The Earnings Release contained certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the Earnings Release.

On January 5, 2012, the Company posted certain Non-GAAP financial measures used in the press release, including other financial metrics, to ENGlobal’s website at www.englobal.com under the “Investor Relations – Financial Summary” section. Certain Non-GAAP financial measures are presented as management believes they are more indicative of the Company’s ongoing performance and how management evaluates its operational results and trends.  For the benefit of all investors, the data is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release dated November 10, 2011 (incorporated by reference)
99.2	Financial Summary as of September 30, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation (Registrant)
January 5, 2012 (Date)	/s/ NATALIE S. HAIRSTON Natalie S. Hairston Chief Governance Officer, Corporate Vice President - Investor Relations, and Corporate Secretary